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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2007

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                             LIGHTSPACE CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                    333-131857                 04-3572975
(State or other jurisdiction    (Commission File No.)         (IRS Employer
     of incorporation)                                      Identification No.)


              529 Main Street, Ste 330
                 Boston, Massachusetts                   02129
       (Address of principal executive offices)        (Zip Code)

                                 (617) 868-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2007, Lightspace Corporation, a Delaware corporation ("Registrant") expanded its board of directors to three members and appointed Joe Parkinson and Robert Giannini as directors.

Mr. Parkinson has been an employee of 8x8, Inc., a voice over internet protocol company, since November 2000. He has served as a director of 8x8 from November 2000 to January 2004, and April 2006 to the present. Mr. Parkinson served as Chairman of the Board of 8x8 from November 2000 to December 2003, and served as Vice Chairman from December 2003 to January 2004. He also served as 8x8's Chief Executive Officer from January 2001 to February 2002, and was Chairman and Chief Executive Officer of Netergy Microelectronics, Inc., a subsidiary of 8x8, from November 2000 to January 2001. He also served as Chairman of the Board and Chief Executive Officer of 8x8 from June 1995 to January 1998. He previously served as Chairman of the Board and Chief Executive Officer of Micron Technology, Inc. He currently serves on the board of directors of Tulane University. He is also a director of Jarbridge, Inc., which is described below.

Mr. Giannini is currently the Director of Investment Banking at Empire
Asset Management Company, an investment banking firm. From 2002 to August 2007, he served as a Managing Director of Griffin Securities, Inc., an investment banking firm. In addition, he is the President of Jarbridge, Inc. a privately held intellectual property licensing company that was founded to pursue a patented system of next generation Internet retailing. On August 23, 2007, the Registrant entered into a Consulting Agreement with Mr. Parkinson which sets forth certain understandings and arrangements with respect to his compensation. On August 23, 2007, the Registrant adopted the 2007 Stock Incentive Plan, covering up to 4,000,000 shares of Common Stock, subject to stockholder approval.

Item 8.01. Other Events.

On August 24, 2007, the Registrant announced the appointment of Messrs. Parkinson and Giannini as directors. The full text of the press release issued in connection with the announcement is furnished herewith as Exhibit 99.1.

The information set forth in this Form 8-K and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)      10.16    (1)  2007 Stock Incentive Plan
         10.17    (1)  Joe Parkinson Consulting Agreement, dated August 23, 2007
         99.1     (1)  Press Release, dated August 27, 2007.

(1)  Filed herewith
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                     Lightspace Corporation

Date: August 27, 2007

                                     By:          /s/ Gary Florindo
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                                                     Gary Florindo
                                          President, Chief Executive Officer and
                                                        Director

                                  EXHIBIT INDEX


Exhibit No.     Description
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  10.16         2007 Stock Incentive Plan
  10.17         Joe Parkinson Consulting Agreement, dated August 23, 2007
   99.1         Press Release of Lightspace Corporation, dated August 24, 2007